Principal Funds, Inc.
Supplement dated September 16, 2016
to the Statutory Prospectus dated December 31, 2015
(as supplemented on March 18, 2016, May 31, 2016, June 17, 2016,
June 30, 2016, and July 29, 2016)
This supplement updates information currently in the Statutory Prospectus. Please retain this supplement for future reference.

SUMMARY FOR CREDIT OPPORTUNITIES EXPLORER FUND
On September 13, 2016, the Board of Directors of Principal Funds, Inc. approved the Plan of Liquidation (the “Plan”) for the Credit Opportunities Explorer Fund (the "Fund"). Effective as of the close of the New York Stock Exchange on September 1, 2016, the Fund is no longer available for purchase from new investors. Pursuant to the Plan, the Fund will liquidate on or about October 28, 2016. All outstanding shares will be redeemed at net asset value, proceeds will be sent to shareholders of record, and the Fund will discontinue its operations. In light of the anticipated liquidation, the Fund may deviate from its stated investment objective and strategies.
Delete the Annual Fund Operating Expenses table, and replace with the following:
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Share Class
	A	Inst.
Management Fees	0.60%	0.60%
Distribution and/or Service (12b-1) Fees(1)	N/A	N/A
Other Expenses	0.54%	0.46%
Acquired Fund Fees and Expenses	0.01%	0.01%
Total Annual Fund Operating Expenses	1.15%	1.07%
Expense Reimbursement (2)	(0.29)%	(0.36)%
Total Annual Fund Operating Expenses after Expense Reimbursement	0.86%	0.71%

(1)	Expense information in the table has been restated to reflect current fees. Effective September 1, 2016, the Distribution and/or Service (12b-1) Fees for Class A were eliminated.
(2)
Principal Management Corporation ("Principal"), the investment advisor, has contractually agreed to limit the Fund’s expenses by paying, if necessary, expenses normally payable by the Fund, (excluding interest expense, expenses related to fund investments, acquired fund fees and expenses, and other extraordinary expenses) to maintain a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed 0.85% for Class A, and 0.70% for Institutional Class shares. It is expected that the expense limits will continue through the period ending December 30, 2016; however, Principal Funds, Inc. and Principal, the parties to the agreement, may mutually agree to terminate the expense limits prior to the end of the period.

Delete the Example table, and replace with the following:
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Class A	$459	$699	$957	$1,695
Institutional	73	305	555	1,273

Delete the Purchase and Sale of Fund Shares and Tax Information sections, and replace with the following:
Purchase and Sale of Fund Shares

Share Class	Investment Type	Purchase Minimum Per Fund
A	Subsequent Investments	$100(1)(2)
Institutional	There are no minimum subsequent investment requirements for eligible purchasers.	N/A
(1)Some exceptions apply; see "Purchase of Fund Shares - Minimum Investments" for more information.

(2)	For accounts with an AIP, the subsequent automatic investments must total $1,200 annually if the initial $1,000 minimum has not been met.
You may purchase or redeem shares on any business day (normally any day when the New York Stock Exchange is open for regular trading) through your plan, intermediary, or Financial Professional; by sending a written request to Principal Funds at P.O. Box 8024, Boston, MA 02266-8024 (regular mail) or 30 Dan Road, Canton, MA 02021-2809 (overnight mail); calling us at 1-800-222-5852; or accessing our website (www.principalfunds.com).
Tax Information
The Fund’s distributions you receive are generally subject to federal income tax as ordinary income or capital gain and may also be subject to state and local taxes, unless you are tax-exempt or your account is tax-deferred in which case your distributions would be taxed when withdrawn from the tax-deferred account.
For federal income tax purposes, the liquidation of the Fund will be treated as a redemption of Fund shares and may cause shareholders to recognize capital gain or loss and pay taxes if the liquidated shares are held in a taxable account. You should consult with your own tax advisor about the particular tax consequences to you of the Fund’s liquidation.
On or about October 28, 2016, delete references to the Credit Opportunities Explorer Fund from the prospectus.

SUMMARY FOR GLOBAL MULTI-STRATEGY FUND
On or about September 19, 2016, in the Management section, under Sub-Advisors, add Ascend Capital, LLC to the alphabetical list of sub-advisors.

MANAGEMENT OF THE FUNDS
Add the following two paragraphs before the Cash Management Program:
Principal may provide investment advisory services, on a temporary basis, for a portion of the Diversified Real Asset Fund by managing one or more portfolios that seek to track the performance of an index related to a particular sector or asset class. Portfolios that are based on an equity index will typically utilize a “replication” method to purchase all the securities in the index, in the approximate proportions as the index. Portfolios that are based on a fixed income index will typically utilize a “sampling” method to purchase a subset of securities in the index that seeks to construct a portfolio of securities with similar risk, return, and other characteristics as the index.
Principal provides these investment advisory services through a portfolio manager who functions as a co-employee of Principal and Principal Global Investors, LLC ("PGI") under an investment service agreement. Through the agreement, the portfolio manager has access to PGI's equity management processes, systems, staff, proprietary quantitative model, portfolio construction disciplines, experienced portfolio management, and quantitative research staff. This portfolio manager also has access to PGI's trading staff and trade execution capabilities along with PGI's order management system, pre- and post-trade compliance system, portfolio accounting system and performance attribution and risk management system.

On or about September 19, 2016, under The Sub-Advisors, add the following to the alphabetical list of sub-advisors:

Sub-Advisor:	Ascend Capital, LLC (“Ascend”), 4 Orinda Way, Suite 200-C, Orinda, California 94563, has been an SEC-registered investment advisor since 2006.
Ascend Capital, LLC is one of the sub-advisors for the Global Multi-Strategy Fund and will primarily use the equity long/short strategy; however, it may also use any of the Fund’s other investment strategies from time to time.

PURCHASE OF FUND SHARES
In the Purchase of Fund Shares section, delete Credit Opportunities Explorer Fund, and replace with the following:
Credit Opportunities Explorer Fund
On September 13, 2016, the Board of Directors of Principal Funds, Inc. approved the Plan of Liquidation (the “Plan”) for the Credit Opportunities Explorer Fund (the "Fund"). Effective as of the close of the New York Stock Exchange on September 1, 2016, the Fund is no longer available for purchase from new investors. Pursuant to the Plan, the Fund will liquidate on or about October 28, 2016. All outstanding shares will be redeemed at net asset value, proceeds will be sent to shareholders of record, and the Fund will discontinue its operations. In light of the anticipated liquidation, the Fund may deviate from its stated investment objective and strategies.

DISTRIBUTION PLANS AND INTERMEDIARY COMPENSATION
In the Distribution and/or Service (12b-1) Fees section, delete the share class table, and replace with the following:

Share Class	Maximum Annualized Rate 12b-1 Fee
A	0.25%*
C	1.00%
J	0.15%
R-1	0.35%
R-2	0.30%
R-3	0.25%
R-4	0.10%
* Effective September 1, 2016, the 12b-1 fee rate for the Credit Opportunities Explorer Fund was eliminated.

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